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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.37

THIS AGREEMENT is made this 27th day of December, 2004 between:

(1)
CORGENTECH INC., a Delaware corporation having its principal place of business at 650 Gateway Boulevard, South San Francisco, CA 94080, USA ("Corgentech"); and

(2)
AVECIA LIMITED, a company incorporated in England and Wales under registered number 3730853 and whose registered office is at Hexagon House, Blackley, Manchester, M9 8ZS, England ("Avecia").

WHEREAS

A.
Corgentech is in the business of developing and manufacturing the Products (as defined below).

B.
Avecia has experience and knowledge with regard to process development and manufacture of [*], and has performed development and manufacturing services relating to the Products for Corgentech.

C.
In consideration of the [*] payment by Corgentech of the purchase price for the Products, Avecia undertakes to manufacture the Products at its Grangemouth, Scotland facility during the [*] production schedule set forth in the Programme (as defined below), and to comply with the other terms and conditions set forth in this Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.     Definitions:

  1.1
  In this Agreement and the Schedules attached hereto, the following expressions shall have the following meanings:

Affiliate	any corporation, association or other business entity which directly or indirectly controls, is controlled by or is under common control with Avecia or Corgentech.
Background Intellectual Property
any Intellectual Property owned by or in the possession of a party (and to which that party has the necessary rights) at the date of this Agreement or Intellectual Property developed independently of the Programme by any employee of that party without reference to any of the Confidential Information disclosed by the other party, provided that, Confidential Information and Intellectual Property disclosed to Avecia or licensed by Corgentech to Avecia [*] Avecia Background Intellectual Property for purposes of this Agreement and Confidential Information and Intellectual Property disclosed to Corgentech or licensed by Avecia to Corgentech [*] Corgentech Background Intellectual Property for purposes of this Agreement.
Commencement Date	27 December 2004
Completion	completion of the Programme as defined in Section 2.2(d).
Confidential Information
any technical and commercial information relating to the Products or the Programme and any other information of a confidential nature disclosed (whether disclosed in writing, verbally, by way of sample or by any other means and whether directly or indirectly) by either party ("the Disclosing Party") to the other ("the Receiving Party") and whether before, on or after the Commencement Date, including and without limitation, any information relating to the Disclosing Party's business affairs.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Force Majeure
any cause beyond the reasonable control of the party in question which for the avoidance of doubt and without prejudice to the generality of the foregoing shall include governmental actions, war, riots, terrorism, fire, flood, but shall not include failure of the Product in clinical trials or failure of the Product to gain regulatory approval.
GMP
current good manufacturing practice and standards as provided for (and as amended from time to time) in European Community Directive 91/356/EEC (Principles and guidelines of good manufacturing practice for medicinal products) and in the Current Good Manufacturing Practice Regulations to the US Code of Federal Regulations Title 21 (21 CFR 210 and 21 CFR 211) in relation to the production of pharmaceutical intermediates and active pharmaceutical ingredients, as interpreted by ICH Harmonised Tripartite Guideline, Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients, Q7A.
Intellectual Property	all know-how, inventions, discoveries, devices, data, patents, designs, copyrights, or other industrial or intellectual property and all applications therefor.
Joint Inventions	New Intellectual Property invented jointly by the parties.
New Intellectual Property	Intellectual Property arising during and as a direct result of the parties carrying out the Programme.
Product	the single strand intermediates and/or hybridized duplex products set forth in Part A of Schedule 1, and "the Products" shall mean any or all of them together.
Programme
the programme of work to be carried out under this Agreement described in Part B of Schedule 1 (including the Specifications), or as may be amended from time to time in writing signed by each of the parties.
Programme Amendment Order	means a document detailing changes to the Programme agreed and signed by both parties.
Specification	the specification for each of the Products more particularly described in Part B of Schedule 1.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Technology Transfer	the documentation by Avecia of the manufacture of the Products, and the transfer of production from Avecia's Grangemouth facility pursuant to Section 2.4.
Third Party	any person or entity other than Avecia or Corgentech or their respective Affiliates.
  1.2
  Any reference to "day" or "days" means any day other than a Saturday, Sunday or Bank Holiday in the United Kingdom.

2.     Performance of the Programme

  2.1
  Quality Assurance.    Avecia will carry out the work as detailed in the Programme in accordance with GMP and consistent with the provisions of a Quality Agreement to be mutually agreed upon by the parties within [*].

  2.2
  Programme Details.    In consideration of the [*] by Corgentech of the purchase price of the Products in accordance with the schedule set forth in Section 3 below:

  (a)
  Avecia shall use its reasonable commercial efforts to manufacture the Products, in accordance with the production schedule and specific requirements detailed in Part B of Schedule 1.

  (b)
  In the event a batch of Product produced by Avecia does not meet the relevant Specification, the parties shall decide whether the [*] in order [*] the Specification. If the parties agree that the [*], such agreement shall be recorded in writing. If a batch of Product produced by Avecia does not meet the relevant Specification, Avecia shall use its reasonable commercial efforts to replace such batch, from production at Avecia's Grangemouth or Milford, Massachusetts facility, at [*] to Corgentech, within [*] after notice from Corgentech of such failure to meet the relevant Specification. If a batch of Product meets the relevant Specification (whether [*] under this paragraph or otherwise) Avecia shall deliver to Corgentech, a sample of each non-GMP batch and each batch of Product produced in accordance with GMP.

  (c)
  Avecia shall package and deliver the Products in accordance with Section 4 below.

  (d)
  The Programme shall be deemed to be complete when all batches of the Products produced under the Programme have been delivered to Corgentech or its designee under Section 4.

  2.3
  Technical Assistance.    During the Programme and for [*] following Completion, Avecia will offer reasonable assistance to Corgentech in respect of Corgentech's regulatory filing activities for the Product both during and after Completion, subject to payment by Corgentech of Avecia's reasonable costs and expenses in providing these consultancy services.

  2.4
  Termination of Production and Technology Transfer.    Upon completion of the Programme, but in no event later than March 31, 2005, Corgentech shall notify Avecia of its intention to continue future manufacturing and production of the Products at Avecia's Grangemouth facility ("Grangemouth"). In the event Corgentech notifies Avecia that Corgentech intends to continue future manufacturing and production at Avecia's Grangemouth facility

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

    the parties shall negotiate in good faith an agreement governing such production within [*] after such notification. In the event Corgentech notifies Avecia that it does not intend to continue production at Grangemouth, Avecia shall cooperate fully in the documentation of all manufacturing and production processes related to the Programme and the manufacture of the Products, including the Technical Information (as defined below) ("the Technology Transfer Documentation") and communication and delivery to Corgentech of the Technology Transfer Documentation. As part of the Technology Transfer, Avecia: (a) will deliver all equipment and assets belonging to Corgentech to Corgentech's facility or as it may direct, and (b) hereby grants to Corgentech a royalty-free, irrevocable, perpetual, non-exclusive, world-wide license, with power to sub-license, under all New Intellectual Property owned by Avecia pursuant to Section 5.3 below to make, use, sell, offer for sale, import, keep and otherwise deal in the Products. "Technical Information" shall include, but not be limited to, all know-how, experience, instructions, standards, methods, test and trial results, manufacturing processes, hazard assessments, registration data, quality control standards, formulae, Specifications, storage data, samples, drawings, designs, descriptions of packaging materials and all other relevant information relating to the Products or the design, manufacture or storage of the Products. In consideration for the technical consultancy services relating to the Technology Transfer to Corgentech, Corgentech shall pay Avecia's reasonable costs of producing the documentation and transferring the assets associated with the Business from the Grangemouth facility to Corgentech (or as it shall direct), for an agreed period, not to exceed [*]. Avecia and Corgentech shall each use their reasonable efforts to determine the cost of the Technology Transfer before [*].

3.     Payments

  3.1
  Manufacturing Services Fees.
  (a)
  In consideration of Avecia: (i) manufacturing, selling and delivering the Products and undertaking related activities, as more particularly described in the Programme set forth in Part B of Schedule 1; and (ii) continuing production at its Grangemouth facility, Corgentech shall [*] the purchase price for the Products, payable as set forth in the following table in three (3) installments. Installments 1, 2 and 3 shall be as set forth in the following table. These amounts do not include [*], which shall be [*].

            Purchase Price

Installment	Amount (U.S.$)	Activity	Payment Date
1	[*]	Programme commencement and [*] as set forth in Schedule 1	[*]
2	[*]	[*] as set forth in Schedule 1	[*]
3	[*]	[*] as set forth in Schedule 1	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

    (a)
    Avecia hereby represents and warrants to Corgentech that the information disclosed to Corgentech detailing Avecia's cost of production (including employee costs, rent, utilities, and all other fixed costs as summarized on Schedule 2) are true, complete and accurate as of the date hereof.

    (b)
    Avecia hereby undertakes that the Purchase Price set forth in Section 3.1 above shall be [*] the appropriate [*] of Avecia's fixed costs [*], in the event Avecia [*] commences production, manufacturing or development activities [*] using [*]weeks [*] in the Programme during the term of this Agreement. Such fixed costs shall be [*] Corgentech [*] the [*] weeks [*] their [*] with Avecia. Any such [*] Purchase Price paid or payable by Corgentech under this Section 3.1 shall be immediately [*] Corgentech or, at Corgentech's option, [*] payments to Avecia. In no event shall any [*] installment payable hereunder by Corgentech [*].

  3.2
  Bank Account Details.    Unless otherwise notified by Avecia, all amounts payable to Avecia under this Agreement shall be paid in U.S. Dollars, without deduction, by telegraphic transfer to [*].

  3.3
  Value Added Tax.    All sums payable under this Agreement are stated exclusive of any VAT which may be payable and which shall be for the account of Corgentech. In the event that Corgentech fails to export the Product within the period set out in Clause 4.3 below, Avecia shall be entitled to issue an invoice for VAT payable in respect of the price paid for such un-exported Product and Corgentech shall pay such invoice within [*] of receipt thereof.

4.     Delivery of Product

  4.1
  Delivery of Material.    Delivery of the Products will be made [*] Avecia's Grangemouth facility (Incoterms 2000). Products shall be delivered on the due date set forth in the table in Schedule 1 or such other date as shall be agreed in writing by the parties.

  4.2
  Packing and Shipping.    Avecia shall arrange for packing of the material to be delivered under Section 4.1 and shall comply with all reasonable requirements of Corgentech in packing the material. Risk of loss in, and title to, each shipment of Product shall pass to Corgentech under this Agreement [*].

  4.3
  Export and Storage.    Corgentech shall export from the United Kingdom the Product delivered to it under Clause 4.1 [*]. Notwithstanding the foregoing and subject to Clause 3.3, upon Corgentech's prior written request and agreement in writing of the terms of such storage including, without limitation, conditions, fees, risk and duration, Avecia shall store the Products [*].

5.     Intellectual Property

  5.1
  Ownership of Background Intellectual Property.    Nothing in this Agreement shall affect the ownership by either party of its Background Intellectual Property.

  5.2
  Licence to Intellectual Property for the Programme.    Corgentech grants to Avecia a non-exclusive, non-transferable, non-assignable, royalty-free licence to use Corgentech's Background Intellectual Property and Corgentech's New Intellectual Property whilst this Agreement remains in force for the purpose of carrying out the Programme.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

  5.3
  Ownership of New Intellectual Property.    New Intellectual Property shall be owned by the party inventing such New Intellectual Property as determined under applicable laws. The parties shall jointly own all right, title and interest in and to any and all Joint Inventions.

  5.4
  Joint Inventions    The following provisions shall apply in respect of Joint Inventions:

  (a)
  Each party will promptly disclose all Joint Inventions to the other party. Each party shall take all necessary actions to vest title to all Joint Inventions (including all intellectual property rights therein) in both parties. The parties shall agree which party shall assume responsibility for the preparation, filing, prosecution and maintenance of all registered intellectual property covering Joint Inventions, using attorneys reasonably acceptable to both parties, and both parties shall participate and cooperate in such preparation, filing, prosecution and maintenance. Unless otherwise agreed, the parties shall share equally the expenses of such preparation, filing, prosecution and maintenance.

  (b)
  If the parties agree that one of the party's in-house attorneys shall be used to obtain and maintain any registered intellectual property rights, neither that party ("the Relevant Party") nor any of its employees, servants or agents shall be liable for any damage or loss suffered by the other party as a result of any action or inaction on the part of the Relevant Party or its employees, servants or agents in the course of the filing, prosecution or maintenance of any such registered intellectual property rights.

  (c)
  Each party may [*] use, license and otherwise commercially exploit, and transfer its share of, Joint Inventions [*] by either party, provided that any transfer shall be notified to the other party, and be subject to the preservation of the rights and obligations of this Agreement with respect of Joint Inventions.

  (d)
  The parties shall determine on a case by case basis which of the parties shall be primarily responsible for the enforcement and defence of the parties' rights in any Joint Invention and the other party shall fully cooperate in such defence and enforcement including, if necessary, joining as a party to such action and/or furnishing a power of appointment. Unless otherwise agreed, the enforcement and defence of such Joint Inventions.

  (e)
  If, at any time, a party does not wish to share, or continue to share in the costs associated with obtaining or maintaining any registered intellectual property rights for any Joint Invention, then that party shall transfer all rights in those registered intellectual property rights to the other party at [*] to the other party, but at the other party's [*], provided the other party wishes to maintain such registered intellectual property rights. The party which has transferred its rights shall have [*] in such registered intellectual property rights, save that such party shall, if it so requests, be [*]. Such [*] shall be [*] which [*] . If neither party wishes to maintain such registered intellectual property rights in any or all countries then they shall agree to abandon such registered intellectual property rights in the country or countries concerned.

  (f)
  In the event that the parties are unable to agree on any matter relating to a Joint Invention, then the matter shall be referred to the Vice-President, Biotechnology at Avecia and the CEO at Corgentech. If agreement cannot be reached by the Vice-President, Biotechnology at Avecia and the CEO at Corgentech within [*] of referral, then either party may refer the matter to arbitration under clause 19.3.

  5.5
  Licences under New Intellectual Property.
  (a)
  Corgentech hereby grants to Avecia a [*] non-exclusive, world-wide licence, with power to sub-license, under New Intellectual Property owned by Corgentech under Clause 5.3 for use other than to use, sell, offer for sale, import, keep and otherwise deal in the Products.

  (b)
  Avecia hereby grants to Corgentech a [*] non-exclusive, world-wide licence, with power to sub-license, under New Intellectual Property owned by Avecia under Clauses 5.3 to make, use, sell, offer for sale, import, keep and otherwise deal in the Products.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

  5.6
  [*] Access to Avecia Background Intellectual Property.

  (a)
  Avecia shall not [*] in respect of Avecia's use of Background Intellectual Property to manufacture the Product under this Agreement or any future supply agreement in addition to the [*] the Programme set out in this Agreement or [*] the Product agreed under such future supply agreement.

  (b)
  If Corgentech or a designee requires a licence under Avecia's Background Intellectual Property in order to manufacture the Product, then such licence shall be granted to Corgentech or such designee by Avecia subject to [*] between Corgentech and Avecia. Any such [*].

6.     Warranties, Liability and Indemnity

  6.1
  General Warranty.
  (a)
  Each party warrants to the other that it has the necessary right and authority to enter into this Agreement and that to the best of its knowledge at the date of this Agreement it is the rightful owner or licensee of all Background Intellectual Property;

  (b)
  Each party warrants to the other that to the best of its knowledge at the date of this Agreement, the use of Background Intellectual Property made available by it to the other party pursuant to this Agreement for the purposes set out in this Agreement will not infringe the Intellectual Property of a Third Party; and

  (c)
  Avecia warrants to Corgentech that all Products delivered hereunder will (i) conform strictly to the Specifications and other requirements set forth in Part B of Schedule 1; and (ii) shall be manufactured in compliance with all applicable laws, rules and regulations.

  6.2
  Intellectual Property Indemnity.    Each party ("the First Party") shall be liable for and indemnify the other ("the Second Party") against any liability, loss, claim, damage, proceedings and costs whatsoever arising out of any actual or suspected infringement of any Third Party Intellectual Property (an "IP Infringement") as a result of the Second Party's use in its performance of this Agreement of the Background Intellectual Property provided by the First Party, provided that the Second Party:

  (a)
  gives the First Party the sole conduct of the defence to any claim or action in respect of the IP Infringement and does not at any time admit liability or otherwise settle or compromise or attempt to settle or compromise the said claim or action except upon the express instructions of the First Party; and

  (b)
  acts in accordance with the reasonable instructions of the First Party and gives the First Party such assistance as it shall reasonably require in respect of the conduct of such defence.

    Notwithstanding the foregoing provisions of this Clause 6.2, the First Party's liability to indemnify the Second Party shall cease in respect of continuing use by the Second Party of the Background Intellectual Property which is the subject of the IP Infringement following either:

              (i)  notification (which shall be given promptly) by the First Party to the Second Party that the Background Intellectual Property provided by the First Party is actually or is believed by the First Party to be the subject of an IP Infringement; or

             (ii)  the Second Party becoming aware that the Background Intellectual Property provided by the First Party is the subject of an IP Infringement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

    6.3
    Liability for the Product.    Avecia shall not have any liability whatsoever resulting from, and Corgentech shall fully indemnify Avecia against all claims, suits, actions, demands, liabilities, expenses and/or losses (including reasonable legal fees) brought or suffered by Corgentech or any Third Party brought or made against Avecia, its directors, officers or employees, and against all costs incurred in connection therewith, arising out of or resulting from the use of the Product following delivery.

    6.4
    Liability for the Technical Information.    Liability in respect of use or operation of the Technical Information (or any part of the Technical Information), by or on behalf of Corgentech shall rest solely on Corgentech, except to the extent that Avecia is required to indemnify Corgentech in accordance with Clause 6.2 above or except to the extent that such liability arises from a Third Party claim for property damage or personal injury arising from Avecia's failure to operate the Technical Information in accordance with mutually agreed batch records and standard procedures or methods. Corgentech shall indemnify Avecia against any liability, loss, damages, costs, legal costs, professional and other expenses whatsoever incurred or suffered by Avecia arising out of or in respect of use or operation of the Technical Information (or any part of the Technical Information) by or on behalf of Corgentech except to the extent that Avecia is required to indemnify Corgentech in accordance with Clause 6.2 above or except to the extent that such loss, damages, costs, legal costs, professional and other expenses arise from a Third Party claim for property damage or personal injury arising from Avecia's failure to operate the Technical Information in accordance with mutually agreed batch records.

    6.5
    Limitation on Liability.    Subject to the provisions of Clause 6.6, Avecia's [*] liability (whether for breach of contract, negligence, breach of statutory duty and/or other tort, or otherwise) in connection with or as a result of the work carried out under this Agreement shall be [*], subject to [*] in any [*].

    6.6
    No Liability for Indirect Losses.    Neither party shall be liable to the other for any indirect, consequential or special loss, loss of profits or damage suffered by the other howsoever arising.

7.     Confidentiality

  7.1
  Maintenance of Confidentiality.    In consideration of the Disclosing Party disclosing the Confidential Information to the Receiving Party, the Receiving Party hereby undertakes to maintain confidential all such Confidential Information, and it will accordingly not directly or indirectly use any of the Confidential Information in whole or in part save for the purposes envisaged in this Agreement, nor will it disclose any of the Confidential Information to any Affiliate or Third Party.

  7.2
  Exceptions.    The foregoing restrictions on the Receiving Party shall not apply to any Confidential Information which:

  (a)
  the Receiving Party can prove was already in its possession and at its free disposal before the disclosure hereunder to it;

  (b)
  is hereafter disclosed to, purchased or otherwise legally acquired by the Receiving Party by or from a Third Party who has not derived it directly or indirectly from the Disclosing Party under an obligation of confidentiality;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

    (c)
    is or becomes available to the public whether in printed publications or otherwise through no act or default on the part of the Receiving Party; or

    (d)
    the Receiving Party can prove to the reasonable satisfaction of the Disclosing Party has been developed independently of the Programme (including, for purposes of this Section 7.2 development or manufacture of the Products prior to the date hereof) by the Receiving Party without reference to any of the Confidential Information disclosed by the Disclosing Party.

  7.3
  Disclosure to Affiliates.    Either party may disclose Confidential Information to or via an Affiliate, provided that the party making any such disclosure shall, prior to such disclosure, ensure each Affiliate to which Confidential Information is to be disclosed is made aware of the obligations contained in this Agreement and agrees to be subject to confidentiality obligations no less onerous than those contained in this Agreement. Any breaches of the obligations of confidentiality contained in this agreement by such Affiliate shall be treated as a breach of such obligations by the party making the disclosure to the Affiliate.

  7.4
  Survival of Obligations.    The provisions of this Section 7 shall survive termination or expiry of this Agreement and shall continue for a period of [*] from the date of termination or expiry.

8.     Duration and Termination

  8.1
  Duration.    This Agreement shall be deemed to have commenced on the Commencement Date and shall continue until Completion unless terminated in accordance with the provisions of Section 8.2.

  8.2
  Termination.    Subject to Section 9, this Agreement may be terminated as follows:

  (a)
  by either party forthwith if the other shall fail to pay its debts as they fall due or if a liquidator, receiver, manager or administrator is appointed over the business or assets of the other, and otherwise upon thirty days' notice at any time prior to Completion; or

  (b)
  by either party forthwith if the other is in breach of this Agreement and does not rectify such breach within [*] of receipt of written notice form the first party requiring rectification of the breach, provided that it is intended that the parties will discuss any alleged breach and its remediation as soon as it is known.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.     Consequences of Termination

  9.1
  Consequences.    In the event of termination under Section 8.2(b) above, Avecia shall refund to Corgentech any monies paid to Avecia, less an agreed sum in respect of work done by Avecia and not affected by the breach, taking into consideration the payments set out in Section 3 in respect of such unaffected work and in the absence of agreement upon such sum the provisions of Section 19 shall apply. Avecia shall forthwith deliver all product, materials and work in progress to Corgentech or to such person or facility as it shall direct.

  9.2
  Acquired Rights.    Termination or expiry of this Agreement, for whatever reason, shall not prejudice the acquired rights of either party.

  9.3
  Survival.    The provisions of Sections 3, 5, 6, 7-9, 11-17 and 19 shall survive the termination or expiry of this Agreement.

10.   Independent Contractor

  Nothing in this Agreement shall create, or be deemed to create, a partnership or the relationship of principal and agent or employer and employee between the parties. Each party agrees to perform under this Agreement solely as an independent contractor.

11.   Entire Agreement

  This Agreement contains the entire agreement between the parties and supersedes any previous agreements relating to the Programme and any understandings between the parties with respect thereto.

12.   Announcements and Publicity

  Any public disclosure by Avecia or its Affiliates regarding the existence or terms of this Agreement, the Programme or methods for making, using or manufacturing the Product shall require the prior written consent of Corgentech.

13.   Assignment

  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors but shall not otherwise be assignable by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld, provided that either party may assign this Agreement without consent by notice in writing to the other party to a purchaser or assignee of the whole or part of the business to which this Agreement relates.

14.   Variation

  No variation or amendment of this Agreement shall bind either party unless made in writing in the English language and agreed to in writing by duly authorised officers of both parties.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.   Illegality

  If any provision of this Agreement is agreed by the parties to be illegal, void or unenforceable under any law that is applicable hereto or if any court of competent jurisdiction in a final decision so determines, this Agreement shall continue in force save that such provision shall be deemed to be excised herefrom with effect from the date of such agreement or decision or such earlier date as the parties may agree.

16.   Waiver

  A failure by either party hereto to exercise or enforce any rights conferred upon it by this Agreement shall not be deemed to be a waiver of any such rights or operate so as to bar the exercise or enforcement thereof at any subsequent time or times.

17.   Notices and Communications

  Any notice required or permitted under this Agreement shall be in writing which may take the form of a letter or facsimile and shall be sent by prepaid post, facsimile, or hand delivery (including messenger service). The addresses for any such notice or other communication shall be those stated on the first page of this Agreement (unless otherwise changed by notice in writing to the other party) and shall be marked for the attention of the Vice-President, Biotechnology in the case of Avecia and the CEO in the case of Corgentech.

18.   Force Majeure

  Neither party shall be liable to the other party in any manner whatsoever for any failure or delay in performing its obligations under this Agreement if and to the extent, and for the duration, that such failure or delay is due to Force Majeure. Without prejudice to Section 8, any said failure or delay shall not give either party the right to terminate this Agreement except, and to the extent that such Force Majeure continues for a period exceeding [*].

19.   Law and Jurisdiction

  19.1
  Governing Law.    This Agreement is governed by and shall be construed and interpreted in accordance with the laws of [*]. Any proceedings between the parties shall be conducted in the English language.

  19.2
  Reference to Parties' Senior Representatives.    Prior to any dispute, difference or disagreement concerning this Agreement proceeding to litigation to arbitration or through the courts the parties shall seek to resolve the matter within [*] by referring it to the Vice-President, Avecia Biotechnology and the CEO of Corgentech.

  19.3
  Arbitration.    Any matter or dispute arising out of or in connection with this Agreement which is not able to be resolved pursuant to Clause 19.2 shall be finally settled by commercial arbitration to be held in [*]. In appointing arbitrators, the parties shall consider the appointment of an arbitrator or arbitrators capable of making decisions on the technical aspects of the Validation Programme.

  19.4
  Interim Steps.    Neither of the parties shall be deemed to be precluded from taking such interim formal steps as may be considered necessary to protect such party's position while the procedures referred to in Clauses 20.2 and 20.3 are pursued.

  19.5
  Other Proceedings.    In the event that the matter or dispute remains unresolved by such commercial arbitration within [*] of commencement of such procedure, then the parties shall be at liberty to take such other proceedings (as defined below) as they think fit.

  19.6
  Jurisdiction.    Except as provided for in Clauses 19.2, 19.3 and 19.4, in relation to any legal action or proceedings to enforce this Agreement or arising out of in connection with this Agreement ("proceedings") each of the parties irrevocably submits to the exclusive jurisdiction of the Courts of [*].

        IN WITNESS WHEREOF, the authorised representatives of the parties have executed this Agreement on the date written at the top of this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

For and on behalf of CORGENTECH INC.		For and on behalf of AVECIA LIMITED
Signature	/s/ J. X. REGAN	Signature	/s/ KEVIN COX
Name	J.X. Regan	Name	Kevin Cox
Position	VP Manufacturing	Position	VP Biotechnology

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1

PART A—THE PRODUCTS

E2F single strand intermediates

NFkB single strand intermediates and hybridized duplex products

HIF-1 alpha single strand intermediates

PART B—THE PROGRAMME

(Attached)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.     Request for Proposal

        Corgentech have requested that Avecia provide a proposal for the supply of [*]. The product is to be suitable for use in [*].

2.     Project Scope

2.1   Product Description

  Product [*]

  Description   [*].

  Sequence   [*]

  Product   [*]

2.2   Product Specification

  According to current PDF.

2.3   Project Structure

        [*]

3.     Project Assumptions

Assumptions
Pricing	— [*]
— [*]
Material Use	— [*]
Timelines	— [*]
— [*]
Shipping terms	— [*]
Stability	— [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.     Facilities

        Avecia will use the Manufacturing Facility at Grangemouth Scotland.

5.     Compliance

  Material will be GMP and will be suitable for use in human clinical trials.

6.     Raw Materials

  Avecia will source materials from approved suppliers.

7.     Financial Summary

  The price for cGMP project activities, manufacture of [*].

  [*].

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.     Milestone Payments

Proposed Milestone	Estimated Timing	Payment
[*]	[*]	[*]
[*]	[*]	[*]
	Total	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 2

AVECIA's COSTS

(ATTACHED)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

QuickLinks

  Exhibit 10.37
Schedule 1
PART A—THE PRODUCTS
PART B—THE PROGRAMME
Schedule 2
AVECIA's COSTS